Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
JANUARY, 1998



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.9334%



        Excess Protection Level
          3 Month Average  5.01%
          January, 1998  4.71%
          December, 1997  5.45%
          November, 1997  4.86%


        Cash Yield                                  17.89%


        Investor Charge Offs                        4.71%


        Base Rate                                   8.48%


        Over 35 Day Delinquency                     4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $ 34,907,536,752.65


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,616,202,234.16